Exhibit 99.1

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

TOP YIELD HOLDINGS LTD
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Top Yield Holdings Limited.

We have audited the accompanying statements of consolidated financial position of Top Yield Holdings Limited (the “Company”) as of December 31, 2010, and the related statements of consolidated income and comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2010. These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010, and the results of its operations and its cash flows for each of the years ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/  Parker Randall CF (H.K.) CPA Limited

Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants,
Hong Kong
July 16th, 2011

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED FINANCIAL POSITION
AS OF DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	Notes	As of	As of
		December 31, 2010	December 31, 2009
ASSETS
Current assets
Cash and cash equivalents		$1,381,505	$987,352
Accounts receivable	3	3,057,120	493,676
Prepaid expenses and deposit		665,519	-
Other receivables		72,613	-
Due from inter-companies		5,017,909	1,983,650
Total current assets		10,194,666	3,464,678

Long term investment		-	17,938

Non-current assets

Property, plant and equipment, net	4	21,199	-

Total non-current assets		21,199	17,938

TOTAL ASSETS		10,215,865	3,482,616

LIABILITIES AND EQUITY HOLDERS' EQUITY

Current Liabilities
Accounts payable		6,787	-
Accrued expenses and other payables		928,404	26,598
Taxes payable		4,986	-
Due to shareholder		109,411	-
Total current liabilities		1,049,588	26,598

TOTAL LIABILITIES		1,049,588	26,598

EQUITY HOLDERS’ EQUITY
Registered and paid-in capital		101	26,314
Retained earnings		5,611,807	3,178,204
Other comprehensive income
Effects of foreign currency conversion		367,995	286,762
Non-operating income/(loss)		3,186,374	(35,262)

TOTAL EQUITY HOLDERS’ EQUITY		9,166,277	3,456,018

TOTAL LIABILITIES AND EQUITY HOLDERS' EQUITY		10,215,865	3,482,616

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED INCOME AND COMPREHENSIVE INCOME
INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)
Notes

		Year ended	Year ended
	Notes	December 31, 2010	December 31, 2009
Revenues
Net sales		$2,952,426	$10,003,475
Cost of sales	5	(919,674)	(4,214,193)
Gross profit		2,032,752	5,789,282

Selling expenses		(28,820)	(28,852)
Administrative expenses		(2,448)	-
Other operating expenses	8	-	(2,582,227)
Other operating income	7	3,610,323	1
Income from operations		5,611,807	3,178,204

Income before tax		5,611,807	3,178,204

Income tax	6	-	-

Net income		5,611,807	3,178,204

Other comprehensive income
Effects of foreign currency conversion		81,233	286,762
Non-operating income	9	3,467,874	-
Non-operating expense	10	(281,500)	(35,262)

Total Comprehensive income		8,879,414	3,429,704

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

			Accumulated other
	Paid-in	Retained	comprehensive
	Capital	earnings	income	Total

Balance at January 01, 2009	$26,314	$-	$26,314	$26,314

Net income for the period	-	3,178,204	-	3,178,204

Foreign currency
translation adjustment	-	-	286,762	286,762

Non-operating income/(loss)	-	(35,262)	(35,262)	-

Balance at December 31, 2009	26,314	3,178,204	251,500	3,456,018

Change in paid in capital	(26,213)	-	-	(26,213)

Net income for the period	-	5,355,710	-	5,355,710

Foreign currency
translation adjustment	-	-	81,232	81,232

Non-operating income/(loss)	-	-	3,186,374	3,186,374

Balance at December 31, 2010	101	8,533,914	3,519,106	12,053,121

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED CASHFLOWS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	Year ended	Year ended
	December 31,	December 31,
	2010	2009

Cash flows operating activities

Profit before taxation	$5,611,807	$3,178,204

Adjustments for:
Depreciation and Amortization	2,542	-

Operating cash flows before movements in working
capital	5,614,349	3,178,204
(Increase)/Decrease in related parties transaction	(2,919,868)	(1,819,643)
(Increase) in Trade and other receivables	(2,663,830)	(452,857)
(Decrease) in Trade and other payables	975,892	24,664
(Increase) in Prepayment	(647,797)	-
(Increase)/Decrease in Long term investment	18,446	(16,455)
Net cash generated from operating activities	377,192	913,922

Investing activities
Purchase of property, plant and equipment	(23,142)	-
Net cash used in investing activities	(23,142)	-

Financing activities
Capital contributions from stockholders	(26,960)	24,138
Net cash generated from financing activities	(26,960)	24,138

Adjustment for
Effect of foreign exchange rate changes	67,063	49,292

Net Increase/(Decrease) in Cash and Cash Equivalents	394,153	987,352

Cash and cash equivalents at the beginning of the year	987,352	-

Cash and cash equivalents at the end of the year	1,381,505	987,352

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Top Yield Holdings Limited ('the Company') is incorporated in the British Virgin Islands (‘BVI’) on January 28, 2010. The Company is being a holding company for its subsidiaries; PT. HAVILAH ABADI SEJAHTERA ('HAS') which is a company incorporated in Indonesia with limited liability, and Europe-China Commercial Union Holding Limited (“EC”) which is incorporated in the British Virgin Islands (‘BVI’).

On February 10th 2010, TY acquire 100% shares of EC with full control on EC. Therefore, the operating result and financial position has been accounting for on a consolidation basis.

HAS has completed its investment in the common equity of, PT. AEGA PRIMA ('AP') and Pt AIam Lestari Kencana ('ALK').up to 50% and 50% equity interest in February and April 2010 respectively, in April 2011, HAS has gained control in AP up to 80% and in ALK up to 99% with the incremental acquisition process commenced since February 2011.

Both AP and ALK are incorporated in Indonesia on June 06, 2008 and March 12, 2008 respectively, with principal activities being mining and trading of tin ore and smelting and trading of tin ingots respectively.

The principal activities of the Top Yield Holdings Limited are being the holding company of various companies within the Group.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)  Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

 The Company has applied ASC 323-10- Investment in accounting for those investment which it has significant influence using the equity method of accounting on AP and ALK while these companies are not being the subsidiaries of HAS during year ended December 31 2010.

(b)  Basis of Presentation

The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in Indonesia ("Indonesia GAAP"), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

For comparative base, the Management has prepared financial statements for year 2009 as if TY has acquired 99% of HAS’s share and 100% of EC’s share. The financial figures presented in the financial statements for year ended December 31, 2009 are being pro-forma in nature for illustration and comparison purposes only which the financial position and the result of operation of TY including HAS and its fellow investments in ALK and AP have been pro-formal accounted for under equity method of accounting.

(c) Economic and Political Risks

The Company's operations are conducted in the INDONESIA. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the INDONESIA, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d) Use of Estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery. Actual results could differ from those estimates.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e) Concentrations of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and amounts of trade receivables. The Company conducts periodic reviews of its financial conditions and payment practices.

(f) Cash and Cash Equivalents

The Company considers all highly liquid investments with initial maturities of three months or less to be cash equivalents.

(g) Property, plant and equipment

Property, plant and equipment, are stated at cost less depreciation and amortization and accumulated impairment loss. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

Depreciation of property, plant and equipment is calculated to written off the cost, less their estimated residual value, if any, using the straight-line method over their estimated useful lives. The estimated useful lives are as follows:

Leasehold improvements and buildings	20 years
CSD	16 years
Motor vehicles	8 years
Machinery	4 years
Office equipment	4 years

(h) Intangible asset

Intangible asset represents the mining rights.

The mining right (IJIN USAHA PERTAMBANGAN, which was named “kuasa pertambangan License”before 1st February, 2010) which is granted to the ALK by the Indonesia government authority is recorded at cost less accumulated amortization. Amortization is provided over the term of the right agreements on a straight-line basis with the estimated useful lives of 5 years.

After HAS acquire 99% share of ALK in April 2011, such mining right will belong to the TY group.

(i) Land use right

AP has been granted the land use right from Indonesian Government. This piece of land is granted to AP for indefinite years of usage, therefore it is not amortized After HAS acquire 80% share of AP in April 2011, such land use right will belong to the TY group.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j) Ore Reserve

The United States Securities and Exchange Commission (SEC) have established guidelines contained in Industry Guide No. 7 to assist registered companies as they estimate ore reserves. These guidelines set forth technical, legal and economic criteria for determining whether the Company’s ore reserves can be classified as proven or probable.

Under the SEC’s economic guidelines, ore may be classified as proven or probable if extraction and sale result in positive cumulative undiscounted cash flow. The Company believes that it is appropriate to use a moving average price for measuring ore reserves as such a price, better matches the period over which the reserves will ultimately be mined.

PT AEGA PRIMA (‘AP’), one of the subsidiaries of Top Yield, has engaged PT. Timah Eksplomin to perform an independent assessment on tin ore reserve on February 2011. PT. Timah Eksplomin has adopted two types of method namely Simple Reserve and Resource Estimate as comparison.

By using Simple Reserve method, it was gained the tin resources of AP at quantity of 9,197 tons with the average grade of 0.26 Kilogram per cubic meter and the average thickness of entire material was 16.73 meter.

While by using the Resources Estimation method, it was gained the resources of AP at quantity of 8,895 tons with the average grade of 0.6 Kilogram per cubic meter and the average thickness of ore body was 2:23 meter with the stripping ratio 1:4.75.

Beside, the company has engaged Minarco-Mineconsult (“Minarco”), a independent consultant, to provide geological consulting services and issue a Geological review report of AP’s reserve on the location around Bangka Island East of Sumatra, Indonesia.

The report which is issued by Minarco indicate that: As of December 31, 2010, indicated that the total probable tin reserves were 240,000 to 450,000 tons of tin bearing sands with 0.2 to 0.3 Kilogram per cubic meter concentration sands for the mining field which AP possess the mining license.

On January 5th, 2011, ore reserves were evaluated by Roma Appraisal Company Limited (“Roma "), a third party independent consultant, who are experts in mining, geology and ore reserve determination. The Company has utilized Roma to carry out independent evaluation and inventories of the Company’s ore reserves since January 2011. Roma has consented to be a named expert herein.

Roma has provided a reserve evaluation report for the tin mine of the company by adopt different valuation methodology include: market base approach; income base approach and asset based approach.
As of January 2011, the market value of valuation of mine is reasonably stated as $ 648,690,391.

After HAS has completed the acquisition of 80% share of AP in April 2011, such tin ore reserve has been the properties consolidated under the TY group.

(k) Mining Operations Disclosure

Mining license property —tin mine The tin mine is located 2 to 6 km offshore around Bangka Island, right on the world’s largest tin belt. The tin mine mining right covers a land area of 29,359 Hectares.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l) Foreign Currency Translation

The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Indonesia Rupiah (IDR). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

	2010.12.31	2009.12.31
Period end US$ : IDR exchange rate	8,881	9,399
Average periodic US$ : IDR exchange rate	9,140	10,246

(m) Revenue Recognition

The Company’s revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 480). EC provide service to its customers. Sales revenue is recognized when a formal arrangement exists, which is generally represented by a contract between the Company and the buyer; the price is fixed or determinable; title has been passed to the buyer with related risk of ownership and reward for the transaction has been transferred, which generally is at the time of delivery; no other significant obligations of the Company exist and collectability is reasonably assured.

(n) Cost of sales

Cost of sales consists of direct labor of processing and those indirect material and fuel with overhead of processing.

(o) Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” codified in FASB ASC Topic 740, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Management has considered the implication of FIN 48 - Accounting for uncertain tax position and believed that there is no Indonesian and other income tax being payable on the income derived by Europe-China from its trading and hedging activities, which is not being carried out in Indonesia.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p) Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

(q) Derivative Financial Instruments and Hedging

Cash Flow Hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognized directly in equity in the Hedge Reserve. The gain or loss relating to the ineffective portion is recognized immediately in the Income Statement. Amounts accumulated in equity are transferred to the Income Statement in the periods when the hedged item affects the Income Statement, for instance when the forecast sale that is hedged takes place. Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that point in time, any cumulative gain or loss on the hedging instrument recognized in equity remains deferred in equity until the original forecasted transaction occurs. When the forecasted transaction is no longer expected to occur, the cumulative gain or loss that was deferred in equity is recognized immediately in the Income Statement. If a hedging instrument being used to hedge a commitment for the purchase or sale of tin is re-designated as a hedge of another specific commitment and the original transaction is still expected to occur, the gains and losses that arise on the hedging instrument prior to its re-designation are deferred and included in the measurement of the original purchase or sale when it takes place. If the hedging instrument is re-designated as a hedge of another commitment because the original purchase or sale transaction is no longer expected to occur, the gains and losses that arise on the hedge prior to its re-designation are recognized in the Income Statement at the date of the re-designation.

The company within the Top Yield Group has primarily uses forward contract on commodity price of tin ore to hedge its exposures to fluctuating market price of tin ore. These instruments are initially recognized at fair value on the trade date and are subsequently re-measured at their fair value at the balance sheet date. The method of recognizing the resulting gain or loss is dependent on whether the derivative is designated as a hedging instrument and the nature of the item being hedged. The settlement date of such hedging instruments is being set at the first seven days within the next calendar month and being before or on the year-end date for year-end clearance.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that time, any cumulative gain or loss on the hedging instrument recognized in comprehensive income is retained in equity until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the period. The Group does not use derivatives to hedge income statement translation exposures.

The Company has been carrying out its hedging activities 100% with PT CITRA BUMI PRATAMA. The Management believes that PT CITRA BUMI PRATAMA has a low default risk and the Management would keep a close watch on continuous evaluation of the business risk associated with hedging with one party and would take appropriate measures such as diversifying its hedging counter party to different traders as necessary.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r) Recent Accounting Pronouncements

In April 2008, the FASB issued FASB Staff Position No. 142-3, DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS (“FSP No. 142-3”) to improve the consistency between the useful life of a recognized intangible asset (under SFAS No. 142) and the period of expected cash flows used to measure the fair value of the intangible asset (under SFAS No. 141(R)). FSP No. 142-3 amends the factors to be considered when developing renewal or extension assumptions that are used to estimate an intangible asset’s useful life under SFAS No. 142. The guidance in the new staff position is to be applied prospectively to intangible assets acquired after December 31, 2008. In addition, FSP No.142-3 increases the disclosure requirements related to renewal or extension assumptions. The Company does not believe implementation of FSP No. 142-3 have a material impact on its financial statements.

In May 2008, the FASB issued statement No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411,“the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.

In April 2009, the FASB issued FSP 157-4, DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. FSP 157-4 does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, FSP 157-4 requires comparative disclosures only for periods ending after initial adoption. The adoption of the provisions of FSP 157-4 is not anticipated to materially impact on the Company’s results of operations or the fair values of its assets and liabilities.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r) Recent Accounting Pronouncements (Continued)

In May 2009, the FASB issued FSP SFAS 165 “Subsequent Events”. The objective of this Statement is to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for the interim and annual periods ending after June 15, 2009, which is now codified as FASB ASC 855 “Subsequent Events”. The adoption of FASB ASC 855 did not have a material impact on the Company’s financial position, results of operations and cash flows. Effective February 24, 2010, the Company adopted Accounting Standards Update (“ASU”) No. 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements”, which removes the requirement to disclose the date through which subsequent events have been evaluated. The adoption of the ASU did not have a material impact on the Company’s financial position, results of operations and cash flows.

In June 2009, the FASB issued SFAS 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162”, which supersedes all existing non-SEC accounting and reporting standards. The codification does not change GAAP but rather organizes it into a new hierarchy with two levels: authoritative and non-authoritative. All authoritative GAAP carries equal weight and is organized in a topical structure. The adoption of SFAS 168 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value”, which is codified as ASC 820, “Fair Value Measurements and Disclosures”. This Update provides amendments to ASC 820-10, Fair Value Measurements and Disclosures –Overall, for the fair value measurement of liabilities. This Update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using a valuation technique that uses the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities when traded as assets, or that is consistent with the principles of ASC 820. The amendments in this Update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents transfer of the liability.

The amendments in this Update clarify that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the assets are required are Level 1 fair value measurements. ASC 820 is effective for the first reporting period (including interim periods) beginning after August 28, 2009. The amendments of ASC 820 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In September 2009, the FASB issued ASU No. 2009-06, “Income Taxes (Topic 740)—Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities”, and it provides implementation guidance on accounting for uncertainty in income taxes effective for interim and annual reporting period ending on or after September 15, 2009. The adoption of ASU No. 2009-06 did not have any impact on the Company's financial position, results of operations and cash flows.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r) Recent Accounting Pronouncements (Continued)

In October 2009, the FASB issued ASU No. 2009-13 “Multiple-Deliverable Revenue Arrangements — a consensus of the FASB Emerging Issues Task Force” that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions. The ASU is effective beginning January 1, 2011. The Management is of the view that this Update will not have a material impact on the Company's financial statements.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

3. ACCOUNTS RECEIVABLE, NET

Accounts receivable at December 31, 2010 and December 31, 2009 consist of the following:

	As of	As of
	December 31, 2010	December 31, 2009
Less: Allowance for doubtful accounts	$3,057,120	$493,676
Accounts receivable	-	-
	3,057,120	493,676

4 PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

	As of	As of
	December 31, 2010	December 31, 2009

At Cost
Building	$23,816	$-
	23,816	-

Less: Accumulated depreciation

Building	2,617	-
	2,617	-

Net Book Value

Building	21,199	-
	21,199	-

Depreciation expenses for the years ended December 31, 2010 was $2,617 for HAS’s building

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

8. SEGMENT INFORMATION

The Company operates in three segments which are tin sand/ore and tin ingot and provide service in the INDONESIA. SFAS 131, codified in FASB ASC Topic 280, has no effect on the Company’s financial statements as substantially all of its operations are conducted in one industry segment - tin mining.

The following table provides a breakdown of different sales during the periods indicated:

		As of	As of
		December 31, 2010	December 31, 2009

Sales of tin ore		2,427,053	$6,480,274
Service income	a	525,373	3,523,201

Total		2,952,426	10,003,475

Notes:

a.	Service income represents the amount charged to customer for engaging third party dredging and exploration services over the cost incurred.

The following table provides a breakdown of different cost of sales during the periods indicated:

	As of	As of
	December 31, 2010	December 31, 2009

Cost of tin ore	530,734	$2,306,472

Absorption of price variance over
standard dredging and exploration cost	388,940	1,907,721

Total	919,674	4,214,193

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

6. INCOME TAX

a)	Income before tax consisted of the following:

	As of	As of
	December 31, 2010	December 31, 2009

Indonesia	$-	$-
British virgin island	5,611,807	3,178,204

Income before tax	5,611,807	3,178,204

b)	Tax expense consisted of the following:

		As of	As of
		December 31, 2010	December 31, 2009

Indonesia	i	-	-
British virgin island	ii	-	-
Income tax		20,854	4,770

i) Indonesia tax

HAS, AP and ALK is operating in the Indonesia. As of fiscal year 2009 and 2010, the corporate tax rate was assessed at 25 percent of total net income.

ii) British virgin island tax

The Management has considered the implication of ‘FIN 48 - Accounting for uncertain tax position’ on the Group and believed that there is no Indonesian and other income tax being payable on the income derived by Europe-China from its trading and hedging activities, which is not being carried out in Indonesia

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

7. OTHER OPERATING INCOME

		As of	As of
		December 31, 2010	December 31, 2009

Gain on hedge transactions	a	-	-
Gain on forward contract	b	3,129,553	-
Others		480,770	1
		3,610,323	1

a) The company enters into cash flow hedges contracts to manage the risk of rapidly climbing of tin ore price. In order to hedge the risk, the company makes an agreement with independent third parties each month, negotiate an effective fix unit price that the company can purchase tin ore in such price. The guarantee will make payment to the company if the purchase price of tin ore over the negotiated price. The payment is counted by the difference between the actual purchase unit price and the negotiated unit price times the quantity of tin ore purchased.

b) The Company primarily uses forward contract on commodity price of tin ore to manage its exposures to fluctuating market price of tin ore. Gain on forward contract result on the market price under the negotiated price with the guarantee

8. OTHER OPERATING EXPENSE

The company enters into cash flow hedges contracts to manage the risk of rapidly climbing of tin ore price. In order to hedge the risk, the company makes an agreement with independent third parties each month, negotiate an effective fix unit price that the company must purchase tin ore in such price. The company will make payment to the guarantee if the purchase price of tin ore under the negotiated price. The payment is counted by the difference between the actual purchase unit price and the negotiated unit price times the quantity of tin ore purchased.

9. NON-OPERATING INCOME

The company acquired Europe – China Commercial Union Holding Limited at par value which is $1. Such par value is absolutely lower than fair value of EC’s net asset which is $3,178,203 on the date of acquisition. It is due to the great bargain power the company has. The company recognizes this earning as non-operating income.

TOP YIELD HOLDINGS LTD
CONSOLIDATED FINANCIAL STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(STATED IN US DOLLARS)

10. NON-OPERATING EXPENSE

Under ASC 323-10, an equity investment is initially recorded at cost and is subsequently adjusted to reflect the investor's share of the net profit or loss of the associate. If an investor's share of losses of an associate equals or exceeds its "interest in the associate", the investor discontinues recognizing its share of further losses. The "interest in an associate" is the carrying amount of the investment in the associate under the equity method together with any long-term interests that, in substance, form part of the investor's net investment in the associate, which can be referred to “IAS 28”. In April 2010, HAS acquired 50% share of AP and ALK respectively. AP and ALK operate in loss in year 2010 which exceed HAS’s investment in associate. The company recognized impairment of investment in such equity investment as impairment loss under the non-operating expense in year 2010.

11. CAPITAL TRANSACTIONS

As of December 31, 2010, the TOP YIELD HOLDINGS LTD’s registered capital is $101.

12. SUBSEQUENT EVENTS

HAS has completed its investment in the common equity of, PT. AEGA PRIMA ('AP') and Pt AIam Lestari Kencana ('ALK').up to 50% and 50% equity interest in February and April 2010 respectively. In April 2011, HAS has gained control in AP up to 80% and in ALK up to 99% with the incremental acquisition process commenced since February 2011 and completed then.